                                  EXHIBIT 23.1


                               CONSENT OF COUNSEL




                  I hereby consent to the reference to my firm under the caption "Legal Matters" in the Prospectus contained in this Registration Statement.


                                               /Alexander H. Walker, Jr./
                                               -------------------------------
                                               Alexander H. Walker, Jr., Esq.

DATED:  October 31, 1997